united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Keith Rhoades, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/18

Item 1. Reports to Stockholders.

North Star Opportunity Fund
Class I Shares (Symbol: NSOIX)
Class A Shares (Symbol: NSOPX)

North Star Micro Cap Fund
Class I Shares (Symbol: NSMVX)

North Star Dividend Fund
Class I Shares (Symbol: NSDVX)

North Star Bond Fund
Class I Shares (Symbol: NSBDX)

Annual Report
November 30, 2018

www.nsinvestfunds.com
Investor Information: 1-312-580-0900

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nsinvestfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The North Star Mutual Fund Family consists of four funds; The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund, and the North Star Bond Fund. The first three funds share the objective of producing long-term capital appreciation by investing primarily in the common stocks of publicly traded companies that are trading at attractive enterprise values relative to their free cash flow, while the fourth invests in fixed income securities to generate monthly income:

☐	The North Star Opportunity Fund’s range of investments may include smaller, underfollowed companies to the largest multinational organizations as well as fixed income securities. The result is a diversified Micro to Macro portfolio of stocks and fixed income securities structured to offer a relatively high yield with relatively low volatility. As of November 30, 2018, 50.68% of the portfolio is in large and mid- cap stocks, and 36.87% in small and micro-cap stocks, with 10.81% in fixed income securities and 1.64% in cash.

☐	The North Star Micro Cap Fund invests in the common stocks of which few if any research analyses provide coverage with under $500 million capitalizations.

☐	The North Star Dividend Fund’s primary objective is to generate monthly income. The Fund seeks to achieve its objectives by investing in a diversified portfolio of common stocks of companies with under $ 1 billion market capitalization which offer dividend yields in excess of 3%.

☐	The North Star Bond Fund will generally focus on bonds issued by companies with market capitalizations of less than $2.5 billion.

In last year’s annual letter, our outlook for 2018 was for the U.S. economy to continue to gain momentum, with near full employment, high level of consumer confidence, double digit corporate profit growth, and the lowest corporate tax rates since 1938 all fueling the expansion. We also highlighted that there were headwinds to consider, most notably the challenges of rising interest rates, as the Federal Reserve had indicated its intention of hiking short term rates three more times in 2018. The trade war rhetoric also seemed troubling, as we are advocates of free trade, and believe there are no winners from disrupting the global supply chain and trading relationships. We noted that equity valuations were elevated, but that a period of historic performance dispersion between the large cap growth companies and the small cap value companies that we favor, had resulted in better relative bargains in our portfolios. There were many twists and turns as the year unfolded. Through the end of January, the low volatility rally in large cap growth stocks continued for an unprecedented 13th straight month. A whiff of wage inflation in the January employment report triggered a steep sell-off in early February. It took until August 24th, or 6 ½ months of slow and steady advances for the market to recover the losses incurred in the first week of February. That advance continued until the end of September, with the market reaching new record highs. The narrative completely changed as we entered the fall, with the Fed removing “accommodative” from

THE CIVIC OPERA BUILDING  ●  20 NORTH WACKER DRIVE  ●  SUITE 1416  ●  CHICAGO, ILLINOIS 60606
312.580.0900 PHONE  ●  312.580.0901 FAX

8598-NLD-12/26/2018

its monetary policy statement and President Trump imposing 10% tariffs on $250 billion of Chinese goods. Those higher interest rates and elevated input costs translated to lower growth expectations and reductions in earnings forecasts. Volatility soared, and stocks prices retreated.

At North Star, our focus is on niche companies that represent good value investments, and which typically derive most of their revenue domestically and have very low levels of leverage or have net cash positions. Despite those defensive characteristics, our Funds declined with the rest of the market. Prior to the swoon, large cap growth stocks had continued to be in favor, which didn’t bode well for The North Star Micro Cap Fund and North Star Dividend Fund, with their value focus and amongst the smallest average market capitalizations of all mutual funds. Our asset allocation strategy, The North Star Opportunity Fund, fared the best, as we were able to position it to capture some of those outsized returns from the more high-profile companies. The Funds’ results for the period ending November 30, 2018 are detailed below for Class I shares.

	Total Return		Distributions
	for the 12	NAV	During	NAV	Total Assets
Fund	Month Period	11/30/2018	Period	11/30/17	(in 000’s)
North Star Opportunity Fund I	3.13%	$13.52	$0.37	$13.47	$84,473
North Star Micro Cap Fund I	-5.87%	$26.86	$0.91	$29.47	$77,748
North Star Dividend Fund I	-6.35%	$20.09	$0.48	$21.93	$79,134
North Star Bond Fund I	-1.34%	$9.44	$0.35	$9.92	$22,539

Our outlook for 2019 is for the growth in GDP and corporate profits to slow while remaining positive. That outlook is conditioned on a resolution of the trade war and a responsible monetary policy from the Federal Reserve. The rampant pessimism that plagued the market in the fall of 2018 seemed incongruent with the real economy, which experienced record retail sales, operated at near full employment, and enjoyed 25% growth in corporate earnings. The business quality characteristics (operating margins, return on equity, etc.) of the companies in our Funds remained solid, while their valuation measures (enterprise value/EBITDA, price/book, dividend yields) became significantly more attractive. As such, we believe our Funds represent a better bargain for long-term investors after the recent sell-off.

We thank you for your investment in the North Star Funds.

THE CIVIC OPERA BUILDING  ●  20 NORTH WACKER DRIVE  ●  SUITE 1416  ●  CHICAGO, ILLINOIS 60606
312.580.0900 PHONE  ●  312.580.0901 FAX

8598-NLD-12/26/2018

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For current performance information, please visit www.nsinvestfunds.com or call 1-312-580-0900. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

Russell 2000® Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

THE CIVIC OPERA BUILDING  ●  20 NORTH WACKER DRIVE  ●  SUITE 1416  ●  CHICAGO, ILLINOIS 60606
312.580.0900 PHONE  ●  312.580.0901 FAX

8598-NLD-12/26/2018

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2018

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2018, compared to its benchmark:

				Inception** –	Inception*** –
		Five Year	Ten Year	November 30, 2018	November 30, 2018
	One Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)
North Star Opportunity Fund – Class A	2.92%	4.90%	N/A	9.32%	N/A
North Star Opportunity Fund – Class A with load	(2.97)%	3.66%	N/A	8.39%	N/A
North Star Opportunity Fund – Class I (a)	3.13%	4.97%	12.69%	N/A	5.48%
S&P 500 Total Return Index (b)	6.27%	11.12%	14.32%	14.89%	8.02%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratios (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2018, are 1.70% and 1.44% for Class A and Class I shares, respectively. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 15, 2011.

***	Inception date is December 31, 2006 (Predecessor Fund).

(a)	The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2018

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Retail	10.0%
Telecommunications	9.0%
Pharmaceuticals	7.3%
Media	7.2%
Limted Partnership	6.5%
Banks	5.1%
Semiconductors	4.7%
Entertainment	4.6%
Transportation	4.2%
Food	3.5%
Other Industries	36.2%
Short-Term Investments and Other Assets Net of Liabilities	1.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2018

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2018, compared to its benchmark:

				Inception** –
		Five Year	Ten Year	November 30, 2018
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Micro Cap Fund – Class I (a)	(5.87)%	3.42%	13.22%	9.99%
Russell 2000 Total Return Index (b)	0.57%	7.50%	14.04%	7.59%
Morningstar US Small Value PR Index (c)	(6.25)%	3.88%	11.57%	6.37%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2018, is 1.41% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 31, 1997 (Predecessor Fund).

(a)	The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Micro Cap Fund, and had substantially similar investment objectives and strategies to those of the North Star Micro Cap Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Micro Cap Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

(c)	The Morningstar US Small Value PR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

The adviser has elected to change the benchmark for the Fund. Going forward, the Morningstar US Small Value PR Index will replace the Russell 2000 Total Return Index as the Fund’s primary broad-based index. The Russell 2000 Total Return Index will continue to be shown for a period of one year.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2018

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Retail	19.0%
Apparel	10.0%
Leisure Time	6.9%
Commercial Services	4.6%
Household Products/Wares	4.5%
Electrical Components & Equipment	4.2%
Beverages	3.9%
Hand/Machine Tools	3.7%
Metal Fabricate/Hardware	3.6%
Media	3.5%
Other Industries	28.3%
Short-Term Investments and Other Assets Net of Liabilities	7.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2018

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2018, compared to its benchmark:

			Inception** –
		Five Year	November 30, 2018
	One Year	(Annualized)	(Annualized)
North Star Dividend Fund – Class I (a)	(6.35)%	6.18%	11.13%
Russell 2000 Total Return Index (b)	0.57%	7.50%	12.54%
Morningstar US Small Value PR Index (c)	(6.25)%	3.88%	8.98%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2018, is 1.42% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is February 1, 2010.

(a)	The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Dividend Fund, and had substantially similar investment objectives and strategies to those of the North Star Dividend Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Dividend Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

(c)	The Morningstar US Small Value PR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

The adviser has elected to change the benchmark for the Fund. Going forward, the Morningstar US Small Value PR Index will replace the Russell 2000 Total Return Index as the Fund’s primary broad-based index. The Russell 2000 Total Return Index will continue to be shown for a period of one year.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2018

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Commercial Services	11.7%
Water	7.4%
Media	6.5%
REITS	6.3%
Home Furnishings	6.2%
Apparel	4.7%
Entertainment	4.2%
Food	3.9%
Leisure Time	3.9%
Auto Parts & Equipment	3.8%
Other Industries	39.5%
Short-Term Investments and Other Assets Net of Liabilities	1.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2018

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2018, compared to its benchmark:

		Inception** –
		November 30, 2018
	One Year	(Annualized)
North Star Bond Fund – Class I	(1.23)%	1.79%
Bloomberg Barclays U.S. High Yield Ba/B Index (a)	0.08%	4.55%

*	Past performance is not predictive of future results. Shares held for less than 30 days are subject to a 2.00% redemption fee. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2018, is 1.72% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The Class I returns are calculated using the traded NAV on November 30, 2018. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Performance figure is not annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 19, 2014.

(a)	The Bloomberg Barclays U.S. High Yield Ba/B Index measures the performance of bonds with Ba or B ratings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2018

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Media	10.7%
Entertainment	9.2%
Telecommunications	9.0%
Food	7.6%
Banks	7.4%
Retail	7.2%
Household Products/Wares	5.0%
Commercial Services	4.7%
Diversified Financial Services	3.4%
Office Furnishings	2.8%
Other Industries	29.3%
Short-Term Investments and Other Assets Net of Liabilities	3.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares		Value

	COMMON STOCK - 87.5%
	AIRLINES - 3.5%
73,000	American Airlines Group, Inc.	$2,931,680

	APPAREL - 2.9%
101,000	Under Armour, Inc. *	2,411,880

	AUTO MANUFACTURERS - 1.5%
68,377	Blue Bird Corp. *	1,308,052

	BANKS - 3.1%
91,000	Bank of America Corp.	2,584,400

	BIOTECHNOLOGY - 1.3%
15,000	Celgene Corp. *	1,083,300

	COMPUTERS - 2.0%
9,500	Apple, Inc.	1,696,510

	DIVERSIFIED FINANCIAL SERVICES - 2.2%
46,000	Lazard Ltd.	1,845,520

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.2%
1,166,600	Orion Energy Systems, Inc. *	888,366
385,700	Pioneer Power Solutions, Inc. * <	1,847,503
		2,735,869
	ENGINEERING & CONSTRUCTION - 0.6%
19,000	Arcosa, Inc. *	519,460

	ENTERTAINMENT - 4.6%
130,000	AMC Entertainment Holdings, Inc.	1,774,500
300,008	National CineMedia, Inc.	2,073,055
		3,847,555
	FOOD - 2.5%
42,000	Kraft Heinz Co.	2,147,040

	HOME BUILDERS - 2.2%
150,000	TRI Pointe Group, Inc. *	1,872,000

	HOUSEHOLD PRODUCTS/WARES - 2.2%
117,999	Acme United Corp.	1,887,984

	INTERNET - 2.4%
1,800	Alphabet, Inc. - Class A *	1,997,370

	LIMITED PARTNERSHIP - 6.5%
87,000	Blackstone Group LP - MLP	2,934,510
113,000	KKR & Co. LP	2,589,960
		5,524,470
	MEDIA - 6.2%
165,000	Gannett Co., Inc.	1,711,050
700,000	Lee Enterprises, Inc. *	1,568,000
34,000	Meredith Corp.	1,946,840
		5,225,890

The accompanying notes are an integral part of these financial statements.

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares		Value

	COMMON STOCK - 87.5% (Continued)
	MISCELLANEOUS MANUFACTURER - 1.6%
57,000	Trinity Industries, Inc.	$1,358,310

	OIL & GAS - 2.9%
31,000	Exxon Mobil Corp.	2,464,500

	PHARMACEUTICALS - 7.3%
26,000	CVS Health Corp.	2,085,200
15,500	Johnson & Johnson	2,276,950
19,000	Zoetis, Inc. - Class A	1,783,530
		6,145,680
	RETAIL - 9.1%
125,000	Denny’s Corp. *	2,067,500
25,000	PetIQ, Inc. *	780,000
61,000	PetMed Express, Inc.	1,469,490
23,000	Target Corp.	1,632,080
95,000	Wendy’s Co.	1,703,350
		7,652,420
	SEMICONDUCTORS - 4.7%
115,000	Advanced Micro Devices, Inc. *	2,449,500
26,000	Qualcomm, Inc.	1,514,760
		3,964,260
	SOFTWARE - 3.3%
24,000	Paychex, Inc.	1,698,240
10,000	Take-Two Interactive Software, Inc. *	1,096,700
		2,794,940
	TELECOMMUNICATIONS - 7.5%
60,000	AT&T, Inc.	1,874,400
1,160,000	Alaska Communications Systems Group, Inc. *	1,740,000
200,000	Consolidated Communications Holdings, Inc.	2,752,000
		6,366,400
	TRANSPORTATION - 4.2%
11,000	Kansas City Southern	1,133,550
21,000	United Parcel Service, Inc. - Class B	2,421,090
		3,554,640

	TOTAL COMMON STOCK (Cost - $60,931,667)	73,920,130

	PREFERRED STOCK - 5.0%
	BANKS - 2.0%
855,000	Citigroup, Inc., 5.95%	840,850
835,000	Morgan Stanley, 5.55%	843,350
		1,684,200
	INVESTMENT COMPANIES - 2.0%
41,500	Compass Diversified Holdings, 7.25%	780,615
47,903	Compass Diversified Holdings, 7.875%	955,186
		1,735,801
	TRUCKING & LEASING - 1.0%
8,500	General Finance Corp., 9.00%	855,525

	TOTAL PREFERRED STOCK (Cost - $4,654,357)	4,275,526

The accompanying notes are an integral part of these financial statements.

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Par Value		Coupon Rate (%)	Maturity	Value

	CORPORATE BONDS - 5.7%
	COMMERCIAL SERVICES - 1.0%
$800,000	ADT Corp.	6.250	10/15/2021	$831,000

	FOOD - 1.0%
850,000	B&G Foods, Inc.	4.625	6/1/2021	838,312

	MEDIA - 1.0%
850,000	TEGNA, Inc. ^	4.875	9/15/2021	850,000

	OIL & GAS SERVICES - 0.3%
500,000	Bristow Group, Inc.	6.250	10/15/2022	254,375

	RETAIL - 0.9%
713,000	Wendy’s International LLC	7.000	12/15/2025	745,085

	TELECOMMUNICATIONS - 1.5%
1,350,000	Consolidated Communications, Inc.	6.500	10/1/2022	1,265,625

	TOTAL CORPORATE BONDS (Cost - $4,904,186)			4,784,397

Shares
	SHORT-TERM INVESTMENTS - 1.9%
	MONEY MARKET FUND - 1.9%
1,587,352	Fidelity Investments Money Market Funds - Government Portfolio, Class I, 2.10% **			1,587,352
	(Cost - $1,587,352)

	TOTAL INVESTMENTS - 100.1% (Cost - $72,077,562)			$84,567,405
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1)%			(78,064)
	NET ASSETS - 100.0%			$84,489,341

*	Non-income producing security.

<	Illiquid security. At November 30, 2018, the securities amounted to 2.2% of net assets.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers. This security had a market value of $850,000 and 1.0% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

LLC - Limited Liability Company

LP - Limited Partnership

MLP - Master Limited Partnership

The accompanying notes are an integral part of these financial statements.

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares		Value

	COMMON STOCK - 92.2%
	APPAREL - 10.0%
183,000	Lakeland Industries, Inc. *	$2,424,750
127,250	Rocky Brands, Inc.	3,294,502
113,725	Superior Group of Cos, Inc.	2,090,265
		7,809,517
	AUTO MANUFACTURERS - 3.4%
139,715	Blue Bird Corp. *	2,672,748

	AUTO PARTS & EQUIPMENT - 1.2%
32,231	Miller Industries, Inc.	904,402

	BEVERAGES - 3.9%
90,000	Farmer Brothers Co. *	2,191,500
405,200	Truett-Hurst, Inc. - Class A * #	798,244
		2,989,744
	BUILDING MATERIALS - 2.3%
233,668	LSI Industries, Inc.	1,030,476
50,000	Quanex Building Products Corp.	789,500
		1,819,976
	CHEMICALS - 2.3%
117,500	Landec Corp. *	1,810,675

	COMMERCIAL SERVICES - 4.6%
250,000	ARC Document Solutions, Inc. *	602,500
115,000	Collectors Universe, Inc.	1,534,100
48,000	SP Plus Corp. *	1,454,880
		3,591,480
	ELECTRICAL COMPONENTS & EQUIPMENT - 4.2%
86,230	Graham Corp.	2,148,852
429,614	Orion Energy Systems, Inc. *	327,151
170,400	Pioneer Power Solutions, Inc. * <	816,216
		3,292,219
	ELECTRONICS - 1.8%
84,000	Napco Security Technologies, Inc. *	1,389,360

	ENVIRONMENTAL CONTROL - 3.0%
51,980	Heritage-Crystal Clean, Inc. *	1,455,960
250,000	Sharps Compliance Corp. *	837,500
		2,293,460
	HAND/MACHINE TOOLS - 3.7%
110,951	QEP Co., Inc. <	2,884,726

	HOME FURNISHINGS - 2.4%
75,250	Flexsteel Industries, Inc.	1,867,705

	HOUSEHOLD PRODUCTS/WARES - 4.5%
117,878	Acme United Corp.	1,886,048
47,000	Central Garden & Pet Co. *	1,590,950
		3,476,998

The accompanying notes are an integral part of these financial statements.

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares		Value

	COMMON STOCK - 92.2% (Continued)
	LEISURE TIME - 6.9%
48,254	Bowl America, Inc.	$715,124
202,000	Escalade, Inc.	2,393,700
32,101	Johnson Outdoors, Inc. - Class A	2,288,801
		5,397,625
	LODGING - 2.5%
258,000	Century Casinos, Inc. *	1,924,680

	MACHINERY - DIVERSIFIED - 1.9%
17,800	Alamo Group, Inc.	1,474,018

	MEDIA - 3.5%
524,678	A. H. Belo Corp.	2,371,545
143,350	NTN Buzztime, Inc. * #	326,838
		2,698,383
	METAL FABRICATE/HARDWARE - 3.6%
101,472	Eastern Co.	2,770,186

	MINING - 2.2%
23,000	United States Lime & Minerals, Inc.	1,717,640

	RETAIL - 19.0%
242,300	1-800-Flowers.com, Inc. *	3,031,173
48,500	Bassett Furniture Industries, Inc.	1,019,955
100,000	Boot Barn Holdings, Inc. *	2,264,000
304,800	Build-A-Bear Workshop, Inc. *	1,859,280
223,000	Del Taco Restaurants, Inc. *	2,388,330
71,000	Movado Group, Inc.	2,672,440
1,261,410	US Auto Parts Network, Inc. *	1,551,534
		14,786,712
	SOFTWARE - 2.9%
215,800	American Software, Inc.	2,244,320

	TEXTILES - 2.4%
321,468	Crown Crafts, Inc.	1,858,085

	TOTAL COMMON STOCK (Cost - $64,520,871)	71,674,659

	SHORT-TERM INVESTMENTS - 7.8%
	MONEY MARKET FUND - 7.8%
6,085,688	Dreyfus Treasury & Agency Cash Management Fund, Institutional Class, 2.12% ** (Cost - $6,085,688)	6,085,688

	TOTAL INVESTMENTS - 100.0% (Cost - $70,606,559)	$77,760,347
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.0%	(12,158)
	NET ASSETS - 100.0%	$77,748,189

*	Non-income producing security.

#	Affiliated issuer, see Note 7.

<	Illiquid security. At November 30, 2018, these securities amounted to 4.8% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares		Value

	COMMON STOCK - 98.1%
	APPAREL - 4.7%
142,449	Rocky Brands, Inc.	$3,688,004

	AUTO PARTS & EQUIPMENT - 3.8%
63,000	Douglas Dynamics, Inc.	2,348,010
114,300	Unique Fabricating, Inc.	669,798
		3,017,808
	BUILDING MATERIALS - 1.1%
199,800	LSI Industries, Inc.	881,118

	CHEMICALS - 1.3%
35,775	Oil-Dri Corporation of America	1,051,427

	COMMERCIAL SERVICES - 11.7%
94,400	AstroNova, Inc.	1,852,128
101,100	BG Staffing, Inc.	2,505,258
144,800	Collectors Universe, Inc.	1,931,632
37,000	Healthcare Services Group, Inc.	1,746,400
23,000	McGrath RentCorp	1,228,890
		9,264,308
	COMPUTERS - 1.3%
103,500	TransAct Technologies, Inc.	1,066,050

	DIVERSIFIED FINANCIAL SERVICES - 3.0%
60,000	Westwood Holdings Group, Inc.	2,353,200

	ELECTRIC - 1.3%
16,000	MGE Energy, Inc.	1,057,440

	ENTERTAINMENT - 4.2%
187,700	National CineMedia, Inc.	1,297,007
118,500	Speedway Motorsports, Inc.	2,059,530
		3,356,537
	ENVIRONMENTAL CONTROL - 1.2%
93,000	Ecology and Environment, Inc.	978,360

	FOOD - 3.9%
32,000	Ingles Markets, Inc.	930,880
196,000	Rocky Mountain Chocolate Factory, Inc.	1,597,400
20,000	Village Super Market, Inc. - Class A	545,800
		3,074,080
	GAS - 2.4%
68,425	RGC Resources, Inc.	1,887,846

	HEALTHCARE - PRODUCTS - 1.2%
50,000	Meridian Bioscience, Inc.	947,000

	HEALTHCARE - SERVICES - 1.1%
48,700	Psychemedics Corp.	855,172

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares		Value

	COMMON STOCK - 98.1% (Continued)
	HOME FURNISHINGS - 6.2%
235,000	Daktronics, Inc.	$2,103,250
75,500	Ethan Allen Interiors, Inc.	1,568,890
51,250	Flexsteel Industries, Inc.	1,272,025
		4,944,165
	HOUSEHOLD PRODUCTS/WARES - 1.7%
84,000	Acme United Corp.	1,344,000

	INSURANCE - 3.3%
25,500	Kansas City Life Insurance Co.	975,375
536,720	Marketing Alliance, Inc. # *	1,602,108
		2,577,483
	INTERNET - 1.7%
58,000	New Media Investment Group, Inc.	765,600
133,000	PC-Tel, Inc.	557,270
		1,322,870
	INVESTMENT COMPANIES - 1.2%
62,000	Compass Diversified Holdings - MLP	947,980

	LEISURE TIME - 3.9%
40,142	Bowl America, Inc.	594,904
210,000	Escalade, Inc.	2,488,500
		3,083,404
	MEDIA - 6.5%
511,492	A.H. Belo Corp.	2,311,944
167,000	Gannett Co., Inc.	1,731,790
376,000	Salem Media Group, Inc.	1,064,080
		5,107,814
	MISCELLANEOUS MANUFACTURER - 2.5%
120,000	Myers Industries, Inc.	1,980,000

	OFFICE FURNISHINGS - 2.7%
85,500	Kewaunee Scientific Corp.	2,167,425

	PHARMACEUTICALS - 0.9%
94,000	Owens & Minor, Inc.	717,220

	REITS - 6.3%
188,000	CatchMark Timber Trust, Inc. - Class A	1,558,520
43,500	Chatham Lodging Trust	869,565
181,000	Monmouth Real Estate Investment Corp.	2,521,330
		4,949,415
	RETAIL - 1.0%
32,000	PetMed Express, Inc.	770,880

	SEMICONDUCTORS - 1.9%
48,800	Brooks Automation, Inc.	1,481,568

	SOFTWARE - 3.2%
241,550	American Software, Inc.	2,512,120

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares		Value

	COMMON STOCK - 98.1% (Continued)
	TELECOMMUNICATIONS - 2.6%
149,300	Consolidated Communications Holdings, Inc.	$2,054,368

	TEXTILES - 2.9%
399,100	Crown Crafts, Inc.	2,306,798

	WATER - 7.4%
25,408	Artesian Resources Corp.	923,835
164,000	Global Water Resources, Inc.	1,667,880
41,400	Middlesex Water Co.	2,146,176
34,975	York Water Co.	1,158,372
		5,896,263

	TOTAL COMMON STOCK (Cost - $69,453,344)	77,642,123

	SHORT-TERM INVESTMENTS - 1.7%
	MONEY MARKET FUND - 1.7%
1,335,402	Dreyfus Treasury & Agency Cash Management Fund, Institutional Class, 2.12% ** (Cost - $1,335,402)	1,335,402

	TOTAL INVESTMENTS - 99.8% (Cost - $70,788,746)	$78,977,525
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.2%	156,263
	NET ASSETS - 100.0%	$79,133,788

#	Affiliated issuer, see Note 7.

*	Illiquid security. At November 30, 2018, the illiquid security amounted to 2.0% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

MLP - Master Limited Partnership

REITS - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund
PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares				Value

	PREFERRED STOCK - 15.8%
	BANKS - 7.4%
16,000	Bank of America Corp., 4.00%			$319,040
8,000	Cititgroup Capital XIII, 8.890%			210,800
10,000	GMAC Capital Trust I, 8.401%			255,000
250,000	Mellon Capital IV, 4.00%			194,400
9,000	PNC Financial Services Group, Inc., 6.125%			234,360
8,000	US Bancorp, 6.50%			210,800
250,000	Wachovia Cap Trust III, 5.57%			241,875
				1,666,275
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
300,000	American Express Co., 4.90%			295,875

	ENTERTAINMENT - 1.8%
16,000	Chicken Soup For The Soul Entertainment, Inc., 9.75%			396,640

	INVESTMENT COMPANIES - 1.5%
18,000	Compass Diversified Holdings, 7.25%			338,580

	MEDIA - 1.3%
300,000	Viacom, Inc., 5.875%			289,023

	REITS - 1.2%
12,000	Monmouth Real Estate Investment Corp., 6.125%			271,080

	TRUCKING & LEASING - 1.3%
12,000	General Finance Corp., 8.125%			303,000

	TOTAL PREFERRED STOCK (Cost - $3,860,641)			3,560,473

Par Value		Coupon Rate (%)	Maturity

	CORPORATE BONDS - 79.4%
	APPAREL - 1.7%
$450,000	Under Armour, Inc.	3.250	6/15/2026	391,762

	AUTO PARTS & EQUIPMENT - 2.6%
590,000	Goodyear Tire & Rubber Co.	5.125	11/15/2023	582,256

	CHEMICALS - 2.7%
655,000	CF Industries, Inc.	3.450	6/1/2023	614,063

	COMMERCIAL SERVICES - 4.7%
250,000	ADT Corp.	6.250	10/15/2021	259,688
200,000	ADT Corp.	3.500	7/15/2022	188,000
620,000	Quad Graphics, Inc.	7.000	5/1/2022	612,250
				1,059,938
	COSMETICS & TOILETRIES - 0.4%
100,000	Edgewell Personal Care Co.	4.700	5/24/2022	97,875

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Par Value		Coupon Rate (%)	Maturity	Value

	CORPORATE BONDS - 79.4% (Continued)
	DIVERSIFIED FINANCIAL SERVICES - 2.1%
$450,000	Jefferies Group LLC	8.500	7/15/2019	$463,449

	ENTERTAINMENT - 7.4%
500,000	AMC Entertainment Holdings, Inc.	5.875	2/15/2022	501,875
505,000	National CineMedia LLC	6.000	4/15/2022	509,419
100,000	National CineMedia LLC	5.750	8/15/2026	92,500
580,000	Speedway Motorsports, Inc.	5.125	2/1/2023	571,300
				1,675,094
	FOOD - 7.6%
605,000	B&G Foods, Inc.	4.625	6/1/2021	596,681
600,000	Ingles Markets, Inc.	5.750	6/15/2023	598,500
525,000	TreeHouse Foods, Inc.	4.875	3/15/2022	523,688
				1,718,869
	HEALTHCARE - SERVICES - 2.6%
572,000	DaVita HealthCare Partners, Inc.	5.750	8/15/2022	581,295

	HOUSEHOLD PRODUCTS/WARES - 5.0%
550,000	ACCO Brands Corp. *	5.250	12/15/2024	508,750
600,000	Central Garden & Pet Co.	6.125	11/15/2023	612,240
				1,120,990
	HOUSEWARES - 1.5%
325,000	Scotts Miracle-Gro Co.	6.000	10/15/2023	330,688

	LEISURE TIME - 0.9%
200,000	Royal Caribbean Cruises Ltd.	5.250	11/15/2022	209,051

	MEDIA - 9.4%
400,000	AMC Networks, Inc.	4.750	12/15/2022	395,500
550,000	Lee Enterprises, Inc. *	9.500	3/15/2022	567,875
600,000	Salem Media Group, Inc. *	6.750	6/1/2024	541,500
150,000	TEGNA, Inc.	5.125	7/15/2020	150,188
450,000	TEGNA, Inc.	6.375	10/15/2023	464,625
				2,119,688
	MINING - 2.2%
510,000	Freeport-McMoRan, Inc.	4.000	11/14/2021	498,525

	MISCELLANEOUS MANUFACTURER - 2.7%
670,000	Trinity Industries, Inc.	4.550	10/1/2024	602,938

	OFFICE FURNISHINGS - 2.8%
600,000	Steelcase, Inc.	6.375	2/15/2021	625,924

	OIL & GAS - 2.6%
110,000	Murphy Oil Corp.	4.000	6/1/2022	105,030
500,000	Murphy Oil Corp.	4.450	12/1/2022	481,292
				586,322
	OIL & GAS SERVICES - 1.6%
725,000	Bristow Group, Inc.	6.250	10/15/2022	368,844

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Par Value		Coupon Rate (%)	Maturity	Value

	CORPORATE BONDS - 79.4% (Continued)
	RETAIL - 7.2%
$660,000	Brinker International, Inc.	3.875	5/15/2023	$617,100
400,000	Gap, Inc.	5.950	4/12/2021	412,100
568,000	Wendy’s International LLC	7.000	12/15/2025	593,560
				1,622,760
	SEMICONDUCTORS - 2.7%
550,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	600,875

	TELECOMMUNICATIONS - 9.0%
345,000	Anixter, Inc.	5.125	10/1/2021	348,881
600,000	CenturyLink, Inc.	5.800	3/15/2022	599,250
532,000	Cincinnati Bell, Inc. *	7.000	7/15/2024	469,157
660,000	Consolidated Communications, Inc.	6.500	10/1/2022	618,750
				2,036,038

	TOTAL CORPORATE BONDS (Cost - $18,602,757)			17,907,244

	CONVERTIBLE BONDS - 1.1%
	PRIVATE EQUITY- 1.1%
250,000	Hercules Capital, Inc. (Cost - $252,054)	4.375	2/1/2022	238,750

Shares
	SHORT-TERM INVESTMENTS - 2.4%
	MONEY MARKET FUND - 2.4%
535,940	Fidelity Investments Money Market Funds - Treasury Portfolio, Class I, 2.11% ** (Cost - $535,940)			535,940

	TOTAL INVESTMENTS - 98.7% (Cost - $23,251,392)			$22,242,407
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 1.3%			296,841
	NET ASSETS - 100.0%			$22,539,248

*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities had a fair value of $2,087,282 and 9.3% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

LLC - Limited Liability Company

REITS - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2018

	North Star	North Star	North Star	North Star
	Opportunity	Micro Cap	Dividend	Bond
	Fund	Fund	Fund	Fund
Assets:
Investments in Unaffiliated Securities at Cost	$72,077,562	$68,180,136	$69,138,503	$23,251,392
Investment in Non-controlled Affiliated Security at Cost	—	2,426,423	1,650,243	—
Total Securities at Cost	72,077,562	70,606,559	70,788,746	23,251,392
Investments in Unaffiliated Securities at Value	$84,567,405	$76,635,265	$77,375,417	$22,242,407
Investment in Non-controlled Affiliated Security at Value	—	1,125,082	1,602,108	—
Total Securities at Value	84,567,405	77,760,347	78,977,525	22,242,407
Dividends and Interest Receivable	237,384	121,620	241,380	303,894
Receivable for Fund Shares Sold	50	25	84,700	50,000
Prepaid Expenses and Other Assets	15,622	11,437	13,600	8,091
Total Assets	84,820,461	77,893,429	79,317,205	22,604,392

Liabilities:
Payable for Securities Purchased	203,153	—	—	—
Payable for Fund Shares Redeemed	—	20,000	55,000	—
Investment Advisory Fees Payable	69,403	65,165	67,229	25,652
Distribution (12b-1) Fees Payable	14	—	—	—
Payable to Related Parties	8,792	12,900	15,822	6,875
Audit and Tax Fees Payable	16,007	16,716	16,244	16,586
Directors Fee Payable	4,082	4,723	3,614	4,916
Legal Fees Payable	5,229	4,403	4,536	2,858
Printing Fees Payable	3,294	2,299	4,109	3,021
Accrued Expenses and Other Liabilities	21,146	19,034	16,863	5,236
Total Liabilities	331,120	145,240	183,417	65,144

Net Assets	$84,489,341	$77,748,189	$79,133,788	$22,539,248

Composition of Net Assets:
At November 30, 2018, Net Assets consisted of:
Paid-in-Capital	$68,370,395	$66,187,952	$67,795,021	$23,750,282
Accumulated Earnings/(Losses)	16,118,946	11,560,237	11,338,767	(1,211,034)
Net Assets	$84,489,341	$77,748,189	$79,133,788	$22,539,248

Net Asset Value Per Share:
Class I Shares:
Net Assets	$84,472,950	$77,748,189	$79,133,788	$22,539,248
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	6,248,853	2,894,039	3,938,504	2,386,672
Net Asset Value (Net Assets/Shares Outstanding), Offering Price and Redemption Price Per Share*	$13.52	$26.86	$20.09	$9.44	(a)
Class A Shares:
Net Assets	$16,391
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	1,208
Net Asset Value (Net Assets/Shares Outstanding) and Redemption Price Per Share*	$13.57
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$14.40

*	The Funds charge a fee of 2.00% on redemptions of shares held for less than 30 days.

(a)	The NAV and Offering Price shown above differ from the traded NAV on November 30, 2018 due to financial statement rounding and/or financial statement adjustments.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2018

	North Star	North Star	North Star	North Star
	Opportunity Fund	Micro Cap Fund	Dividend Fund	Bond Fund
Investment Income
Dividends from Unaffiliated Investments	$2,421,341	$1,001,838	$2,864,508	$224,999
Dividends from Affiliated Investments	—	—	111,602	—
Interest	551,598	171,320	91,132	1,005,876
Total Investment Income	2,972,939	1,173,158	3,067,242	1,230,875

Expenses
Investment Advisory Fees	840,799	837,156	843,156	195,867
Shareholder Service Fees	75,454	72,650	81,174	22,383
Administrative Service Fees	74,851	73,881	75,792	28,335
Accounting Service Fees	32,833	32,903	35,645	9,653
Registration Fees	31,039	28,525	31,844	29,479
Transfer Agent Fees	25,673	16,596	23,352	14,928
Trustees’ Fees and Expenses	25,511	26,886	25,150	26,030
Legal Fees	22,925	22,973	22,836	20,633
Audit and Tax Fees	20,480	19,074	18,924	18,783
Printing Expense	11,085	7,455	11,249	4,493
Chief Compliance Officer Fees	9,920	9,736	10,263	8,237
Custodian Fees	9,866	10,362	9,666	4,127
Insurance Expense	7,591	5,138	5,483	2,161
Distribution (12b-1) Fees - Class A	42	—	—	—
Other Expenses	6,781	3,067	5,325	1,563
Total Expenses	1,194,850	1,166,402	1,199,859	386,672
Plus: Waived Fees Recaptured by the Adviser	—	—	—	22,292
Net Expenses	1,194,850	1,166,402	1,199,859	408,964

Net Investment Income	1,778,089	6,756	1,867,383	821,911

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain/(Loss):
on Unaffiliated Investments	3,111,478	4,702,156	3,550,974	(87,311)
on Affiliated Investments	—	(201,848)	(110,199)	—
Net Change in Unrealized Appreciation/(Depreciation):
on Unaffiliated Investments	(2,367,423)	(9,250,250)	(11,297,786)	(1,026,065)
on Affiliated Investments	—	(126,070)	294,704	—
Net Realized and Unrealized Gain/(Loss) on Investments	744,055	(4,876,012)	(7,562,307)	(1,113,376)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,522,144	$(4,869,256)	$(5,694,924)	$(291,465)

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star Opportunity Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2018	November 30, 2017

Operations
Net Investment Income	$1,778,089	$1,092,375
Net Realized Gain on Investments	3,111,478	1,105,320
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(2,367,423)	6,431,478
Net Increase in Net Assets Resulting From Operations	2,522,144	8,629,173

Distributions to Shareholders From:
Net Investment Income
Class I	—	(785,715)
Class A	—	(25)
Net Realized Gains on Investments
Class I	—	(36,863)
Total Distributions Paid *	(2,258,720)	—
Total Distributions to Shareholders	(2,258,720)	(822,603)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (227,826 and 76,677 shares, respectively)	3,112,095	977,077
Distributions Reinvested (149,331 and 57,509 shares, respectively)	2,031,071	742,222
Cost of Shares Redeemed (149,100 and 215,005 shares, respectively)	(2,041,663)	(2,757,611)
Total Class I Shares	3,101,503	(1,038,312)

Total Increase in Net Assets	3,364,927	6,768,258

Net Assets
Beginning of Year	81,124,414	74,356,156
End of Year **	$84,489,341	$81,124,414

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $450,067 as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Micro Cap Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2018	November 30, 2017

Operations
Net Investment Income/(Loss)	$6,756	$(144,889)
Net Realized Gain on Investments	4,500,308	3,027,722
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(9,376,320)	3,830,714
Net Increase/(Decrease) in Net Assets Resulting From Operations	(4,869,256)	6,713,547

Distributions to Shareholders From:
Class I Shares:
Net Realized Gains on Investments	—	(2,582,363)
Total Distributions Paid *	(2,567,005)	—
Total Distributions to Shareholders	(2,567,005)	(2,582,363)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (64,463 and 78,677 shares, respectively)	1,860,974	2,184,347
Distributions Reinvested (83,044 and 83,685 shares, respectively)	2,312,769	2,318,057
Cost of Shares Redeemed (70,050 and 120,273 shares, respectively)	(1,994,054)	(3,371,156)
Total Class I Shares	2,179,689	1,131,248

Total Increase/(Decrease) in Net Assets	(5,256,572)	5,262,432

Net Assets
Beginning of Year	83,004,761	77,742,329
End of Year **	$77,748,189	$83,004,761

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $(111,847) as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Dividend Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2018	November 30, 2017

Operations
Net Investment Income	$1,867,383	$1,700,208
Net Realized Gain/(Loss) on Investments	3,440,775	(480,243)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(11,003,082)	7,925,616
Net Increase/(Decrease) in Net Assets Resulting From Operations	(5,694,924)	9,145,581

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	—	(1,667,900)
Net Realized Gains on Investments	—	(1,716,686)
Return of Capital	—	(225,811)
Total Distributions Paid *	(1,843,416)	—
Total Distributions to Shareholders	(1,843,416)	(3,610,397)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (515,261 and 614,726 shares, respectively)	11,419,112	12,503,205
Distributions Reinvested (74,913 and 154,343 shares, respectively)	1,632,015	3,153,734
Cost of Shares Redeemed (334,552 and 404,319 shares, respectively)	(7,141,116)	(8,319,016)
Redemption Fee Proceeds	1,308	1,648
Total Class I Shares	5,911,319	7,339,571

Total Increase/(Decrease) in Net Assets	(1,627,021)	12,874,755

Net Assets
Beginning of Year	80,760,809	67,886,054
End of Year **	$79,133,788	$80,760,809

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $24,715 as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Bond Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2018	November 30, 2017

Operations
Net Investment Income	$821,911	$650,515
Net Realized Loss on Investments	(87,311)	(17,228)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(1,026,065)	(49,154)
Net Increase/(Decrease) in Net Assets Resulting From Operations	(291,465)	584,133

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	—	(660,494)
Total Distributions Paid *	(829,318)	—
Total Distributions to Shareholders	(829,318)	(660,494)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (180,222 and 738,116 shares, respectively)	1,767,650	7,374,623
Distributions Reinvested (56,012 and 34,530 shares, respectively)	545,079	344,251
Cost of Shares Redeemed (174,893 and 97,781 shares, respectively)	(1,709,099)	(976,196)
Redemption Fee Proceeds	498	—
Total Class I Shares	604,128	6,742,678

Total Increase/(Decrease) in Net Assets	(516,655)	6,666,317

Net Assets
Beginning of Year	23,055,903	16,389,586
End of Year **	$22,539,248	$23,055,903

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $27,059 as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Opportunity Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$13.47	$12.18	$11.15	$13.46	$13.75
Activity From Investment Operations:
Net investment income (a)	0.29	0.18	0.16	0.27	0.20
Net gain (loss) from securities (both realized and unrealized)	0.13	1.25	1.00	(1.36)	0.95
Total from operations	0.42	1.43	1.16	(1.09)	1.15
Less Distributions From:
Net investment income	(0.25)	(0.13)	(0.13)	(0.28)	(0.18)
Net realized gains on investments	(0.12)	(0.01)	—	(0.91)	(1.26)
Return of Capital	—	—	—	(0.03)	—
Total Distributions	(0.37)	(0.14)	(0.13)	(1.22)	(1.44)
Redemption Fees	—	—	—	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$13.52	$13.47	$12.18	$11.15	$13.46
Total Return (c)	3.13%	11.76%	10.51%	(8.47)%	9.33%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$84,473	$81,108	$74,341	$70,824	$76,459
Ratio to average net assets:
Expenses, Gross (d)	1.42%	1.42%	1.49%	1.36%	1.31%
Expenses, Net of waiver or recapture	1.42%	1.42%	1.49%	1.36%	1.31%
Net investment income	2.11%	1.40%	1.40%	2.26%	1.58%
Portfolio turnover rate	44%	47%	61%	61%	53%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Opportunity Fund
	Class A
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$13.51	$12.22	$11.15	$13.46	$13.75
Activity From Investment Operations:
Net investment income (a)	0.26	0.15	0.14	0.27	0.20
Net gain (loss) from securities (both realized and unrealized)	0.13	1.24	1.04	(1.36)	0.95
Total from operations	0.39	1.39	1.18	(1.09)	1.15
Less Distributions From:
Net investment income	(0.21)	(0.09)	(0.11)	(0.28)	(0.18)
Net realized gains on investments	(0.12)	(0.01)	—	(0.91)	(1.26)
Return of Capital	—	—	—	(0.03)	—
Total Distributions	(0.33)	(0.10)	(0.11)	(1.22)	(1.44)
Net Asset Value, End of Year	13.57	13.51	$12.22	$11.15	$13.46
Total Return (b)	2.92%	11.44%	10.49%	(8.47)%	9.33%
Ratios/Supplemental Data
Net assets, end of year (c)	$16,391	$16,329	$14,768	$14	$16
Ratio to average net assets:
Expenses, Gross (d)	1.67%	1.68%	1.74%	1.61%	1.56%
Expenses, Net of waiver or recapture	1.67%	1.68%	1.74%	1.61%	1.56%
Net investment income	1.86%	1.15%	1.19%	2.01%	1.33%
Portfolio turnover rate	44%	47%	61%	61%	53%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Actual net assets not truncated.

(d)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Micro Cap Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$29.47	$28.02	$24.51	$29.52	$29.53
Activity From Investment Operations:
Net investment income (loss) (a)	0.00 (b)	(0.05)	(0.05)	0.12	0.01
Net gain (loss) from securities (both realized and unrealized)	(1.70)	2.43	4.76	(2.71)	1.68
Total from operations	(1.70)	2.38	4.71	(2.59)	1.69
Less Distributions From:
Net investment income	—	—	(0.03)	(0.14)	—
Net realized gains on investments	(0.91)	(0.93)	(1.17)	(2.28)	(1.70)
Total Distributions	(0.91)	(0.93)	(1.20)	(2.42)	(1.70)
Net Asset Value, End of Year	$26.86	$29.47	$28.02	$24.51	$29.52
Total Return (c)	(5.87)%	8.71%	20.31%	(9.49)%	6.17%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$77,748	$83,005	$77,742	$66,677	$71,429
Ratio to average net assets:
Expenses, Gross (d)	1.39%	1.39%	1.46%	1.35%	1.34%
Expenses, Net of waiver or recapture	1.39%	1.39%	1.46%	1.35%	1.34%
Net investment income (loss)	0.01%	(0.18)%	(0.21)%	0.44%	0.05%
Portfolio turnover rate	32%	28%	33%	34%	31%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Dividend Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014

Net Asset Value, Beginning of Year	$21.93	$20.46	$17.68	$18.33	$18.18
Activity From Investment Operations:
Net investment income (a)	0.49	0.47	0.39	0.50	0.44
Net gain (loss) from securities (both realized and unrealized)	(1.85)	2.04	2.94	(0.31)	0.61
Total from operations	(1.36)	2.51	3.33	0.19	1.05
Less Distributions From:
Net investment income	(0.48)	(0.46)	(0.38)	(0.50)	(0.45)
Net realized gains on investments	—	(0.51)	(0.17)	(0.34)	(0.45)
Return of Capital	—	(0.07)	—	—	—
Total Distributions	(0.48)	(1.04)	(0.55)	(0.84)	(0.90)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$20.09	$21.93	$20.46	$17.68	$18.33
Total Return (c)	(6.35)%	12.74%	19.30%	1.09%	6.01%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$79,134	$80,761	$67,886	$50,922	$49,417
Ratio to average net assets:
Expenses, Gross (d)	1.42%	1.41%	1.48%	1.39%	1.38%
Expenses, Net of waiver or recapture	1.42%	1.41%	1.48%	1.39%	1.38%
Net investment income	2.21%	2.29%	2.12%	2.80%	2.43%
Portfolio turnover rate	20%	18%	23%	25%	22%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Bond Fund
	Class I
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015 (a)

Net Asset Value, Beginning of Period	$9.92	$9.93	$9.74	$10.00
Activity From Investment Operations:
Net investment income (b)	0.35	0.32	0.31	0.28
Net gain (loss) from securities (both realized and unrealized)	(0.48)	(0.02)	0.22	(0.30)
Total from operations	(0.13)	0.30	0.53	(0.02)
Less Distributions From:
Net investment income	(0.35)	(0.31)	(0.31)	(0.24)
Net realized gains on investments	—	—	(0.03)	—
Total Distributions	(0.35)	(0.31)	(0.34)	(0.24)
Redemption Fees	0.00 (c)	—	—	0.00	(c)
Net Asset Value, End of Period	$9.44	$9.92	$9.93	$9.74
Total Return (d)	(1.34)%	3.09%	5.55%	(0.20	)% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$22,539	$23,056	$16,390	$10,556
Ratio to average net assets:
Expenses, Gross (f)	1.68%	1.71%	1.70%	2.48	% (g)
Expenses, Net of expense waiver or recapture	1.77%	1.79%	1.79%	1.79	% (g)
Net investment income	3.57%	3.16%	3.16%	3.02	% (g)
Portfolio turnover rate	23%	26%	30%	33	% (e)

(a)	The North Star Bond Fund commenced operations on December 19, 2014.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Less than $0.005 per share.

(d)	Total return represents aggregate total return based on Net Asset Value. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses for the period ended November 30, 2015, total returns would have been lower.

(e)	Not annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or recapture by the Adviser.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

North Star Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2018

1.	ORGANIZATION

The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund and the North Star Bond Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The diversification policy of each Fund is as follows:

Fund
North Star Opportunity Fund	Diversified
North Star Micro Cap Fund	Diversified
North Star Dividend Fund	Diversified
North Star Bond Fund	Diversified

The investment objective of each Fund is as follows:

Fund	Primary Objective
North Star Opportunity Fund	To seek long-term capital appreciation
North Star Micro Cap Fund	Capital appreciation and to derive income from short term liquid securities
North Star Dividend Fund	To generate dividend income and to seek capital appreciation
North Star Bond Fund	To generate income, with preservation of capital

The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Micro Cap Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Dividend Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor North Star Opportunity Fund”), which transferred its assets to the Fund in connection with the North Star Opportunity Fund’s commencement of operations. The Predecessor Funds were managed by the same adviser who currently manages the Funds, and have substantially similar investment objectives and strategies to those of the Funds. Each Fund commenced operations on the following dates:

Fund	Date
North Star Opportunity Fund	December 15, 2011
North Star Micro Cap Fund	May 31, 2013
North Star Dividend Fund	May 31, 2013
North Star Bond Fund	December 19, 2014

The North Star Micro Cap Fund, the North Star Dividend Fund and North Star Bond Fund currently offer Class I shares. The North Star Opportunity Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-ended investment companies are valued at net asset value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2018 for the Funds’ investments measured at fair value:

North Star Opportunity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$72,072,627	$1,847,503	$—	$73,920,130
Preferred Stock	4,275,526	—	—	4,275,526
Corporate Bonds	—	4,784,397	—	4,784,397
Short-Term Investments	1,587,352	—	—	1,587,352
Total	$77,935,505	$6,631,900	$—	$84,567,405

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

North Star Micro Cap Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$67,973,717	$3,700,942	$—	$71,674,659
Short-Term Investments	6,085,688	—	—	6,085,688
Total	$74,059,405	$3,700,942	$—	$77,760,347

North Star Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$76,040,015	$1,602,108	$—	$77,642,123
Short-Term Investments	1,335,402	—	—	1,335,402
Total	$77,375,417	$1,602,108	$—	$78,977,525

North Star Bond Fund

Assets *	Level 1	Level 2	Level 3	Total
Preferred Stock	$3,560,473	$—	$—	$3,560,473
Corporate Bonds	—	17,907,244	—	17,907,244
Convertible Bonds	—	238,750	—	238,750
Short-Term Investments	535,940	—	—	535,940
Total	$4,096,413	$18,145,994	$—	$22,242,407

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the North Star Opportunity Fund, North Star Micro Cap Fund, North Star Dividend Fund and North Star Bond Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the 2015 through 2017 tax returns. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2018 tax return for each Fund. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund may make significant investments. However, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
North Star Opportunity Fund	Quarterly	Annually
North Star Micro Cap Fund	Annually	Annually
North Star Dividend Fund	Monthly	Annually
North Star Bond Fund	Monthly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – North Star Investment Management Corp. serves as the Funds’ Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of the average daily net assets of each Fund:

Fund	Advisory Fee
North Star Opportunity Fund	1.00%
North Star Micro Cap Fund	1.00%
North Star Dividend Fund	1.00%
North Star Bond Fund	0.85%

For the year ended November 30, 2018, the Adviser earned advisory fees of:

Fund	Advisory Fee
North Star Opportunity Fund	$840,799
North Star Micro Cap Fund	837,156
North Star Dividend Fund	843,156
North Star Bond Fund	195,867

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

The Adviser has contractually agreed, at least until March 31, 2020 for the Funds, to waive all or part of its management fees and/or make payments to limit Funds expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Funds do not exceed 1.99% and 1.74% of the North Star Opportunity Fund’s average net assets, for Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s average net assets for Class I shares, 1.74% of the North Star Dividend Fund’s average net assets for Class I shares and 1.79% of the North Star Bond Fund’s average net assets for Class I shares. The Adviser did not waive any fees or reimburse any expenses for any of the funds for the year ended November 30, 2018.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.74% and 1.99% of the North Star Opportunity Fund’s average daily net assets attributable to Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares, the Adviser shall be entitled to recapture by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds expenses to exceed 1.74% and 1.99% of the North Star Opportunity Fund’s average daily net assets for Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares. If Fund Operating Expenses subsequently exceed 1.74% and 1.99% of the North Star Opportunity Fund’s Class I and Class A shares respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s Class I shares and 1.79% of the North Star Bond Fund’s Class I shares per annum of the average daily net assets, the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement.) The Board may terminate this expense reimbursement arrangement at any time. For the year ended November 30, 2018, the North Star Bond Fund recaptured $22,292. As of November 30, 2018, the North Star Opportunity, North Star Micro Cap, North Star Dividend and North Star Bond Funds have no recapture available.

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the North Star Opportunity Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended November 30, 2018, the North Star Opportunity Fund Class A shares incurred $42 in distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous offering of each Fund’s shares. For the year ended November 30, 2018, the Distributor did not receive any underwriting commissions for sales of the North Star Opportunity Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2018 were as follows:

Fund	Purchases	Sales
North Star Opportunity Fund	$40,564,454	$34,758,471
North Star Micro Cap Fund	23,330,467	26,484,848
North Star Dividend Fund	21,712,676	15,369,736
North Star Bond Fund	5,866,685	4,925,539

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2018, NFS LLC held approximately 84.8% of the voting securities of the North Star Opportunity Fund, 70.5% of the North Star Micro Cap Fund, 68.9% of the North Star Dividend Fund and 81.4% of the North Star Bond Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also beneficially owned by NFS LLC.

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the year ended November 30, 2018 the North Star Dividend Fund had $1,308 in redemption fees and the North Star Bond Fund had $498 in redemption fees. The North Star Opportunity Fund and North Star Micro Cap Fund did not charge any redemption fees for the year ended November 30, 2018.

7.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an issuer in which the Fund has ownership of at least 5% of the voting securities. Issuers which are affiliates of the North Star Micro Cap Fund and the North Star Dividend Fund at November 30, 2018, are noted in each Fund’s Portfolio of Investments.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Transactions during the period with companies which are affiliates are as follows:

North Star Micro Cap Fund

	Shares							Net Change in
					Dividends			Unrealized
	Beginning of			End of	Credited to	Realized		Appreciation
Description	Period	Purchases	Sales	Period	Income	Gain/(Loss)	Fair Value	(Depreciation)
Detrex Corp.	95,166	—	(95,166)	—	$—	$(71,748)	$—	$94,588
NTN Buzztime, Inc.	144,800	—	(1,450)	143,350	—	(1,364)	326,838	(356,819)
Truett-Hurst, Inc. - Class A	468,700	—	(63,500)	405,200	—	(128,736)	798,244	136,161

North Star Dividend Fund

	Shares							Net Change in
					Dividends			Unrealized
	Beginning of			End of	Credited to	Realized		Appreciation
Description	Period	Purchases	Sales	Period	Income	Gain/(Loss)	Fair Value	(Depreciation)
Detrex Corp.	88,728	—	(88,728)	—	$—	$(110,199)	$—	$131,494
Marketing Alliance, Inc.	480,225	56,495	—	536,720	111,602	—	1,602,108	$163,210

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2018, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
North Star Opportunity Fund	$71,799,624	$16,518,779	$(3,750,998)	$12,767,781
North Star Micro Cap Fund	71,047,084	15,610,363	(8,897,100)	6,713,263
North Star Dividend Fund	72,156,814	15,353,110	(8,532,399)	6,820,711
North Star Bond Fund	23,249,493	33,861	(1,040,947)	(1,007,086)

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	For the period ended November 30, 2018			For the period ended November 30, 2017
	Ordinary	Long-Term		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Total	Income	Capital Gains	Capital	Total
North Star Opportunity Fund	$1,511,914	$746,806	$2,258,720	$785,740	$36,863	$—	$822,603
North Star Micro Cap Fund	—	2,567,005	2,567,005	—	2,582,363	—	2,582,363
North Star Dividend Fund	1,798,322	45,094	1,843,416	1,761,258	1,623,328	225,811	3,610,397
North Star Bond Fund	829,318	—	829,318	660,494	—	—	660,494

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
North Star Opportunity Fund	$3,131,594	$264,180	$—	$(33,076)	$(11,533)	$12,767,781	$16,118,946
North Star Micro Cap Fund	—	4,788,281	—	440,525	(381,832)	6,713,263	11,560,237
North Star Dividend Fund	—	3,053,993	—	1,464,063	—	6,820,711	11,338,767
North Star Bond Fund	18,058	—	(222,006)	—	—	(1,007,086)	(1,211,034)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for tax gain/loss due to the Funds’ conversion from limited partnerships and tax adjustments for partnerships, trust preferred securities, C-Corporations with return of capital distributions and perpetual bonds.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses
North Star Opportunity Fund	$11,533
North Star Micro Cap Fund	381,832

At November 30, 2018, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	CLCF Utilized
North Star Dividend Fund	$—	$—	$—	$389,896
North Star Bond Fund	29,074	192,932	222,006	—

Permanent book and tax differences, primarily attributable to net operating losses, non-deductible expenses and adjustments for the tax gain/loss due to the Funds’ conversion from limited partnerships, resulted in reclassification for the following Funds for the period ended November 30, 2018 as follows:

	Paid	Accumulated
	In	Earnings
Fund	Capital	(Losses)
North Star Opportunity Fund	$61,294	$(61,294)
North Star Micro Cap Fund	(106,290)	106,290
North Star Dividend Fund	(53,463)	53,463

10.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

On January 10, 2019, the Board of Trustees of Investment Managers Series Trust II and shareholders of the Regal Total Return Fund approved a merger into the North Star Opportunity Fund. The Planned merger is expected to occur on February 15, 2019. With this merger, all of the assets of the Regal Total Return Fund will be transferred to the North Star Opportunity Fund, the North Star Opportunity Fund will assume all of the liabilities of the Regal Total Return Fund, and each shareholder of the Regal Total Return Fund will receive a number of full and fractional Class A shares of the North Star Opportunity Fund equal in aggregate net asset value at the time of the merger to the aggregate net asset value of such shareholder’s shares in the Regal Total Return Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders North Star Opportunity Fund, North Star Micro Cap Fund, North Star Dividend

Fund, and North Star Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”), each a separate series of Northern Lights Fund Trust II, including the portfolios of investments, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets as indicated in the table below, and the related notes (collectively referred to as the “financial statements”). We have also audited the financial highlights for each of the periods indicated in the table below. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the	Statement of	Statement of Changes in	Financial Highlights
North Star Investment Funds	Operations	Net Assets
North Star Opportunity Fund	For the year ended November 30, 2018	For the years ended November 30, 2018 and 2017	For the years ended November 30, 2018, 2017, 2016, and 2015
North Star Micro Cap Fund	For the year ended November 30, 2018	For the years ended November 30, 2018 and 2017	For the years ended November 30, 2018, 2017, 2016, and 2015
North Star Dividend Fund	For the year ended November 30, 2018	For the years ended November 30, 2018 and 2017	For the years ended November 30, 2018, 2017, 2016, and 2015
North Star Bond Fund	For the year ended November 30, 2018	For the years ended November 30, 2018 and 2017	For the years ended November 30, 2018, 2017, 2016, and for the period of December 19, 2014 (commencement of operations) through November 30, 2015

The financial highlights for the year ended November 30, 2014 for the North Star Opportunity Fund, North Star Micro Cap Fund, and North Star Dividend Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 29, 2015.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of November 30, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more North Star Investment Management Corporation advised investment companies since 2015.

Denver, Colorado

January 29, 2019

North Star Funds
EXPENSE EXAMPLE (Unaudited)
November 30, 2018

As a shareholder of each Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	6/1/2018	11/30/2018	6/1/18 – 11/30/18*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,026.50	$7.26	1.43%
Class A	$1,000.00	$1,025.10	$8.53	1.68%
North Star Micro Cap Fund
Class I	$1,000.00	$915.20	$6.67	1.39%
North Star Dividend Fund
Class I	$1,000.00	$918.50	$6.78	1.41%
North Star Bond Fund
Class I	$1,000.00	$988.10	$8.57	1.72%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

North Star Funds
EXPENSE EXAMPLE (Unaudited) (Continued)
November 30, 2018

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	6/1/2018	11/30/2018	6/1/18 – 11/30/18*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,017.90	$7.23	1.43%
Class A	$1,000.00	$1,016.65	$8.49	1.68%
North Star Micro Cap Fund
Class I	$1,000.00	$1,018.10	$7.03	1.39%
North Star Dividend Fund
Class I	$1,000.00	$1,018.00	$7.13	1.41%
North Star Bond Fund
Class I	$1,000.00	$1,016.44	$8.69	1.72%

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

North Star Funds
Additional Information (Unaudited)
November 30, 2018

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 17-18, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and the North Star Bond Fund (the “North Star Funds”) and North Star Investment Management Corporation (“North Star”) (the “North Star Advisory Agreement”).

Based on their evaluation of the information provided by North Star, in conjunction with each North Star Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the North Star Advisory Agreement with respect to each of the North Star Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the North Star Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the North Star Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the North Star Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the North Star Funds. The materials also included due diligence materials relating to North Star (including due diligence questionnaires completed by North Star, select financial information of North Star, bibliographic information regarding North Star’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the North Star Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement. In considering the renewal of the North Star Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by North Star related to the proposed renewal of the North Star Advisory Agreement with respect to each of the North Star Funds, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the personnel performing services for each of the North Star Funds, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of North Star’s compliance infrastructure and the experience of its investment advisory personnel. The Board noted that North Star was an experienced investment adviser with seasoned senior management and that the performance of the North Star Funds supported the quality and experience of the staff. Additionally, the Board received satisfactory responses from the representatives of North Star with respect to a series of important questions, including: whether North Star was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with its advisory services provided to each of the North Star Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether North Star’s CCO had processes in place to review the portfolio managers’ performance of their duties to ensure compliance under North Star’s compliance program. The Board reviewed the information provided on the practices for monitoring compliance with each of the North Star Funds’ investment limitations and discussed North Star’s compliance program with the CCO of the Trust. The Board noted that

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2018

the CCO of the Trust continued to represent that North Star’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted North Star’s representation that the prospectus and statement of additional information for the North Star Funds accurately describe the investment strategies of each of the North Star Funds. The Board then reviewed the capitalization of North Star based on financial information provided by and representations made by North Star and concluded that North Star was sufficiently well-capitalized, or its principals have the ability to make additional contributions in order to meet its obligations to each of the North Star Funds. The Board concluded that North Star had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the North Star Agreement and that the nature, overall quality and extent of the advisory services to be provided by North Star to each of the North Star Funds were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended September 30, 2018 for North Star Opportunity, North Star Micro Cap and North Star Dividend, and the one year, three year and since inception periods ended September 30, 2018, for North Star Bond. With respect to North Star Opportunity, the Board noted that North Star Opportunity outperformed its peer group and Morningstar category median but underperformed its benchmark, for the one year and three year periods, outperformed its peer group median but underperformed its Morningstar category median and benchmark for the five year period and underperformed the peer group median, Morningstar category median and benchmark for the since inception period. The Board also discussed the Morningstar category for North Star Opportunity noting the adviser’s belief that it was not an ideal fit as North Star Opportunity is more small-cap oriented as compared to the Morningstar category which is mostly made up of funds investing in large-cap equities. The Board reviewed the performance of North Star Micro Cap noting that North Star Micro Cap had underperformed its benchmark, peer group median and Morningstar category median for the one year, five year and since inception periods, but had outperformed the peer group median and Morningstar category median while underperforming its benchmark for the three year period. The Board also reviewed the performance of North Star Dividend noting that North Star Dividend had underperformed its benchmark, peer group median and Morningstar category median for the one year and three year periods while outperforming the peer group median and Morningstar category median but underperforming the benchmark for the five year and since inception periods. The Board also reviewed the performance of North Star Bond noting that North Star Bond underperformed the benchmark, peer group median and Morningstar category median for the one year, three year and since inception periods. After further discussion, the Board concluded that although relative performance had slipped this past year, the performance of each of North Star Opportunity, North Star Micro Cap, North Star Dividend and North Star Bond was acceptable.

Fees and Expenses. As to the costs of the services provided by North Star, the Board reviewed and discussed each of the North Star Funds advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Reports. The Board noted that the advisory fee for each North Star Fund was near or at the top of its respective peer group and Morningstar category ranges. The Board further noted that North Star Opportunity, North Star Micro Cap and North Star Dividend were each being charged a 1.00% advisory fee by North Star which was above the Morningstar category median and peer group median for each Fund although not the highest in the peer group. With respect to North Star Bond, the Board noted the Fund’s 0.85% advisory fee was also higher than the peer group median and that the Fund’s higher net expense ratio may be explained by relatively lower asset levels than its peers and less ability to benefit from economies of scale.

The Board discussed North Star’s similarly managed accounts which were comparable to North Star Micro Cap and North Star Dividend noting the advisory fee of 0.50% was substantially less than the 1.00% advisory fee charged by North Star for those Funds. The Board noted, however, that North Star had represented to the Board that it charged a lower fee for such accounts as they are sub-advisory accounts where North Star only manages a portion of an account portfolio and did not have direct contact with the ultimate client and, as a result, North Star provided fewer services to such accounts.

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2018

The Board then reviewed the contractual arrangements for each of the North Star Funds, which stated that North Star had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2020, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed: 1.99%, 1.99%, and 1.74%, of North Star Opportunity’s average annual net assets for Class A, Class R and Class I Shares, respectively; 1.74%, 1.99% and 1.99% of North Star Dividend’s average annual net assets for Class I, Class R and Class A Shares, respectively; 1.74%, 1.99% and 1.99% of North Star Micro Cap’s average annual net assets for Class I, Class R and Class A Shares, respectively; and 1.99%, 1.99% and 1.79% of North Star Bond’s average annual net assets for or Class A, Class R and Class I Shares, respectively. The Board found such arrangements to be beneficial to shareholders. The Board further noted that each North Star Fund was currently operating below each of these expense caps. The Board concluded that based on North Star’s experience, expertise and services to the Funds, the advisory fee charged by North Star for each North Star Fund, although at or near the high end of each North Star Fund’s peer group, was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to North Star with respect to each of North Star Opportunity, North Star Dividend, North Star Micro Cap, and North Star Bond based on profitability reports and profitability analyses provided by North Star with respect to each North Star Fund. The Board also reviewed the selected financial information of North Star provided by North Star. After review and discussion, the Board concluded that the anticipated profit from North Star’s relationship with each of the North Star Funds was not excessive.

Economies of Scale. As to the extent to which each of the North Star Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the North Star Funds, North Star’s expectations for growth of each of the North Star Funds, and concluded that any material economies of scale would not be achieved in the near term. After further discussion, the Board noted they would revisit the possibility of adding break points with respect to a North Star Fund once a Fund approaches $250 million in assets.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from North Star as the Trustees believed to be reasonably necessary to evaluate the terms of the North Star Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the North Star Advisory Agreement, (a) the terms of the North Star Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the North Star Advisory Agreement is in the best interests of each North Star Fund and its shareholders. In considering the renewal of the North Star Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the North Star Advisory Agreement was in the best interest of each North Star Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement.

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2018

Trustees and Officers. The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

			Number of
			Portfolios in
			Fund
			Complex***	Other Directorships
Name and Year	Position/Term of	Principal Occupation	Overseen by	held by Trustee During
of Birth	Office*	During the Past Five Years	Trustee	the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	4	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	4	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	4	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

11/30/18 – NLII v1

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2018

Interested Trustees and Officers

Number of
Portfolios in
Fund
			Complex***	Other Directorships held
Name and Year	Position/Term of	Principal Occupation	Overseen by	by Trustee During the
of Birth	Office*	During the Past Five Years	Trustee	Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (since 2018); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014) and Secretary (from 2003 to 2018), Manager (from 2005 to 2018), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	4	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of November 30, 2018, the Trust was comprised of 21 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-312-580-0900.

11/30/18 – NLII v1

Privacy Policy

Rev. July 2018

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    NorthStar EYBA, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

●    FTJ Fundchoice, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

This Page Intentionally Left Blank.

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-312-580-0900 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-312-580-0900.

Investment Adviser
North Star Investment Management Corp.
20 N. Wacker Drive #1416
Chicago, IL 60606

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $56,000

2017 - $55,200

2016 - $54,000

2015- $52,000

2014- $37,500

(b)	Audit-Related Fees

2018-$4,000*

2017-None

2016-None

2015-None

2014-None

* The audit-related fees above relate to two N-14 filings consents paid for by the Advisor.

(c)	Tax Fees

2018-$10,000

2017-$9,000

2016-$8,000

2015- $8,000

2014- $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018-None

2017-None

2016-None

2015-None

2014- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $10,000

2017 - $9,000

2016 - $8,000

2015 - $8,000

2014 - $7,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/31/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/31/19

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 1/31/19